LETTER TO THE SHAREHOLDERS OF THE J.P. MORGAN EUROPEAN EQUITY FUND

July 1, 2000

Dear Shareholder:

The J.P. Morgan European Equity Fund delivered a return of 1.55% for the six months ended May 31, 2000, underperforming both its benchmark, the MSCI Europe Index, and the Lipper European Region Funds Average, which returned 4.61% and 10.88%, respectively.

The fund's net asset value on May 31, 2000 was $17.12 per share, increasing from $17.06 per share on November 30, 1999, after paying dividends totaling $0.21 per share, including $0.10 in current income and $0.11 in long-term capital gains. The fund's net assets were $12.9 million on May 31 while the total net assets of The European Equity Portfolio, in which the fund invests, totaled $23.2 million.

Included in this report is an interview with Nigel F. Emmett, a member of the portfolio management team. This interview is designed to reflect what happened during the reporting period, as well as provide an outlook for the months ahead.

As chairman and president of Asset Management Services, we thank you for investing with J.P. Morgan. Should you have any comments or questions, please telephone your Morgan representative or J.P. Morgan Funds Services at 800-521-5411.

Sincerely yours,

/s/ Ramon de Oliveira                     /s/ Keith M. Schappert

Ramon de Oliveira                         Keith M. Schappert
Chairman of Asset Management Services     President of Asset Management Services
J.P. Morgan & Co. Incorporated            J.P. Morgan & Co. Incorporated

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TABLE OF CONTENTS
LETTER TO THE SHAREHOLDERS...........1  FUND FACTS AND HIGHLIGHTS............6
FUND PERFORMANCE.....................2  FINANCIAL STATEMENTS.................8
PORTFOLIO MANAGER Q&A................3
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FUND PERFORMANCE

EXAMINING PERFORMANCE
One way to look at performance is to review a fund's average annual total return. This figure takes the fund's actual (or cumulative) return and shows what would have happened if the fund had achieved that return by performing at a constant rate each year. Average annual total returns represent the average yearly change of a fund's value over various time periods, typically one, five, or ten years (or since inception). Total returns for periods of less than one year are not annualized and provide a picture of how a fund has performed over the short term.

PERFORMANCE                                          TOTAL RETURNS                AVERAGE ANNUAL TOTAL RETURNS
                                                    ------------------------ ----------------------------------------------
                                                     THREE        SIX             ONE         THREE      SINCE
AS OF MAY 31, 2000                                   MONTHS       MONTHS          YEAR        YEARS      INCEPTION*
---------------------------------------------------------------------------- ----------------------------------------------
J.P. Morgan European Equity Fund                     -8.84%        1.55%          12.71%      14.36%     16.29%
MSCI Europe Index**                                  -2.91%        4.61%          14.58%      17.16%     18.63%
Lipper European Region Funds Average***              -7.35%       10.88%          30.61%      16.81%     18.27%

AS OF MARCH 31, 2000
---------------------------------------------------------------------------- ----------------------------------------------
J.P. Morgan European Equity Fund                     -0.27%       18.29%          21.10%      18.86%     19.42%
MSCI Europe Index**                                   0.08%       17.48%          18.49%      20.73%     21.04%
Lipper European Region Funds Average***               5.89%       33.17%          33.83%      20.74%     21.39%

*THE FUND COMMENCED OPERATIONS ON MAY 10, 1996. PERFORMANCE PRIOR TO THAT DATE REFLECTS THE HISTORICAL RETURNS OF THE J.P. MORGAN INSTITUTIONAL EQUITY FUND (COMMENCED OPERATIONS ON FEBRUARY 29, 1996), A SEPARATE FEEDER FUND INVESTING IN THE SAME MASTER PORTFOLIO WHICH HAD A LOWER EXPENSE RATIO. THEREFORE, THE FUND'S RETURNS WOULD HAVE BEEN LOWER HAD IT EXISTED DURING THE SAME PERIOD.

**THE MSCI EUROPE INDEX IS AN UNMANAGED INDEX WHICH MEASURES EUROPEAN STOCK MARKET PERFORMANCE. IT DOES NOT INCLUDE FEES OR OPERATING EXPENSES AND IS NOT AVAILABLE FOR ACTUAL INVESTMENT.

***DESCRIBES THE AVERAGE TOTAL RETURN FOR ALL FUNDS IN THE INDICATED LIPPER CATEGORY, AS DEFINED BY LIPPER INC., AND DOES NOT TAKE INTO ACCOUNT APPLICABLE SALES CHARGES. LIPPER ANALYTICAL SERVICES, INC. IS A LEADING RESOURCE FOR MUTUAL FUND DATA.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. FUND RETURNS ARE NET OF FEES, ASSUME REINVESTMENT OF DIVIDENDS AND REFLECT THE REIMBURSEMENT OF EXPENSES AS DESCRIBED IN THE PROSPECTUS. HAD EXPENSES NOT BEEN SUBSIDIZED, RETURNS WOULD HAVE BEEN LOWER.

PORTFOLIO MANAGER Q&A

[PHOTO]

The following is an interview with NIGEL F. EMMETT, vice president, and a member of the portfolio management team of the master portfolio in which the fund invests. Nigel joined J.P. Morgan in 1997. Previously, he was employed by Brown Brothers Harriman & Co. in New York and Gartmore Investment Management in London. Nigel earned a B.A. degree in Economics from Manchester University and is an Associate Member of the Institute of Investment Management and Research (AIIMR), and is a holder of the Chartered Financial Analyst designation. This interview was conducted on June 23, 2000, and reflects his views on that date.

HOW IS THE PORTFOLIO MANAGED?

NFE: The portfolio employs what we call a "core" strategy, one where investment decisions are based on fundamental research that stresses three sources of added value: 1) active regional allocation; 2) active stock selection within each region; and 3) active currency management.

The starting point for the portfolio is the allocation of capital between two regions, continental Europe, excluding the U.K., and the U.K. itself. The U.K. represents roughly one-third of the portfolio, which is much the same as its representation in the benchmark.

The U.K. is different from continental Europe in that it has its own currency, whereas most of Europe has converted to the euro. In addition, the U.K. economic cycle is at a different stage than that of continental Europe.

Within each region, we operate a broadly sector neutral policy, seeking to add most of the value by identifying the most attractive stocks within each sector.

HOW DID THE PORTFOLIO PERFORM OVER THE PAST SIX MONTHS?

NFE: We underperformed the benchmark over this reporting period. Stock selection and country allocation negatively impacted the portfolio, whereas currency allocation was a positive contributor.

On a regional level, the portfolio overweighted the U.K., reflecting what we feel is a good value; however, the U.K. continued to underperform continental Europe. With currency, we had some euro exposure hedged back into the U.S. dollar, which proved to be a good decision over this time period.

WHICH COMPANIES HELPED PERFORMANCE?

NFE: Philips was a good performer over the six-month period. It was helped by a broad range of profitable product lines, from semi-conductors to consumer electronics. These businesses performed very well in calendar 1999, and continued to do well in the first five months of this year, helping the company outperform many of its peers. Back in April, for example, Philips reported quarterly profits that were nearly double those of the comparable quarter of 1999. It has already achieved a 25% return on net assets, which exceeds the company's 24% target for this year.

In recent years, the management of Philips has achieved better returns by directing capital to high growth businesses and away from non-core businesses. Lately, the company has benefited from a strong dollar and yen, which in conjunction with a weak euro, helps European producers. Overall, we've seen relatively good top line sales growth, and Philips continues to be one of our favorite stocks in Europe.

Another stock that did well over the period was the German telecom company Mannesman. During the period, Vodafone's bid for the company was successful, so Mannesman was a very strong performer over the six months. Even before Vodafone bought the company, we had identified it as a potentially strong performer in its own right. So, the Vodafone deal was more or less icing on the cake, serving to realize value even more quickly than we had anticipated.

In the U.K., Cable & Wireless was a standout. At the start of this period, its stock performed strongly on speculation that it was going to spin off its Hong Kong Telecom subsidiary. In fact, it later announced that it would merge or sell off the business, resulting in a significant appreciation of the company's stock price. Even so, we continue to like and own the stock, in part due to our faith in the company's capabilities in the high-growth global data transmission business, an industry that continues to expand by some 30% a year.

HOW ABOUT THOSE THAT HURT PERFORMANCE?

NFE: Wolters Kluwer, a Dutch media company, was a stock that we had favored but revised our outlook on the negative news flow. It was very strong in November of last year, as speculators bid it up on the hopes that it would be able to implement a successful Internet strategy. However, as we entered this six-month period, these hopes were dashed by an indecisive management team that proved to be divisive on the issue of how this strategy should be implemented. Investors also feared that the company would continue to focus on its traditional publishing businesses, rather than Internet-related ventures.

When we bought the stock, we believed that the company would transition from its core content publishing business into Internet-related work flow tools and transaction services. We also hoped that it would open up its operations to consultancy services, such as e-commerce, training, and other services. In March, we changed our opinion when the company announced a major investment program designed to accelerate its move from print to the Internet. This was a shock in that it had said previously that it would require little additional spending to implement this strategy. As a consequence of these and other factors, we liquidated our holdings in the company.

Another stock that hurt performance was Swisscom, the recently privatized Swiss national telephone company. While still a favored portfolio holding, Swisscom has been largely ignored by a market that is focused on the larger players in the sector, which have higher profile wireless and Internet strategies. Despite this, we continue to feel that the stock represents an attractive investment within its sector. Among the positives is its announcement of a joint venture with Commerce One to provide a business-to-business marketplace for central Europe. It also announced its first Wireless Application Portal, which enables it to offer the mobile phone market a basket of high demand services, such as e-mail, data application, stock price quotes, ticket booking and others.

In the U.K. market, a banking stock that didn't do particularly well was Lloyds TSB. It was not alone, as U.K. banks in general didn't perform well over this period. Lloyds suffered, if you will, from too much success in generating capital. Investors feared that it would have to find a home for this capital by making an expensive acquisition. Investors were also frightened by speculation that on-line banks, with their lower operating costs, might be successful in taking market share from their brick and mortar counterparts, in particular, Lloyds.

For our part, we liked and continue to like the stock, because Lloyds is one of the better managed U.K. banks, one with a strong balance sheet and among the best operating margins of any major U.K. bank. Its management is strong with a good track record in the long-term, value-added management of the company's capital. While we too think that banking margins are coming under pressure from on-line rivals, we believe that the better managed banks with ready access to capital, like Lloyds, should do well in a rapidly changing competitive environment.

WHAT IS YOUR OUTLOOK FOR THE TWO REGIONS OVER THE MONTHS AHEAD?

NFE: On the economic front, the question is whether growth in continental Europe can meet or exceed the market's rather generous expectations. On the positive side, there is the continued weakness of the euro, which should help to drive export growth. On the less positive side, some of the markets that consumed large quantities of European exports in 1999, particularly Asian markets, are beginning to slow. Last year, these markets were recovering rapidly from the implosions of confidence resulting from various Asian currency crises in 1997 and Russia's debt default in 1998. Now, more normal growth patterns are returning, meaning European exporters will find them to be good customers, but with the growth not as strong as it was in 1999. Elsewhere, unproven companies in the technology-media-telecommunications (TMT) sector - which helped to drive the global equity marketplace in the last quarter of 1999 and the first quarter of 2000 - will likely find it increasingly difficult to secure funding.

Beyond this, growth in continental Europe GDP should be respectable this year. For the whole of the eleven-country euro region, we are looking for about 3% GDP growth.

As for the U.K., the story is a little different. Its currency has been strong against the euro. This has proven detrimental to exporters, particularly the manufacturing sector. We expect to see some relative weakness in the currency, which would help the export-intensive sectors. Further good news could be provided should U.K. interest rates peak, and perhaps decline a bit. Should these two events play out, we should see the U.K. rebound from its recent slow growth relative to continental Europe.

FUND FACTS

INVESTMENT OBJECTIVE
J.P. Morgan European Equity Fund seeks to provide a high total return from a portfolio of equity securities of European companies. It is designed for investors who want an actively managed portfolio of European equity securities that seeks to outperform the MSCI Europe Index, which is comprised of more than 500 companies in 14 European countries. As an international investment, the fund is subject to foreign market, political and currency risks.

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COMMENCEMENT OF OPERATIONS
5/13/96

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FUND NET ASSETS AS OF 5/31/00
$12,865,555

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PORTFOLIO NET ASSETS AS OF 5/31/00
$23,232,815

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CAPITAL GAIN PAYABLE DATE (IF APPLICABLE)
12/20/00

EXPENSE RATIO
The fund's current annualized expense ratio of 1.50% covers shareholders' expenses for custody, tax reporting, investment advisory and shareholder services, after reimbursement. The fund is no-load and does not charge any sales, redemption, or exchange fees. There are no additional charges for buying, selling, or safekeeping fund shares, or for wiring redemption proceeds from the fund.

FUND HIGHLIGHTS
ALL DATA AS OF MAY 31, 2000

COUNTRY ALLOCATION
(PERCENTAGE OF TOTAL INVESTMENTS)

[CHART]

UNITED KINGDOM 29.0%
FRANCE 15.8%
GERMANY 11.6%
SWITZERLAND 10.1%
NETHERLANDS 8.9%
ITALY 5.4%
SWEDEN 5.3%
SPAIN 5.2%
FINLAND 4.6%
SHORT-TERM AND OTHER INVESTMENTS 4.1%

                                              % OF TOTAL
LARGEST HOLDINGS                              INVESTMENTS
--------------------------------------------------------------------------------
VODAFONE GROUP PLC (UNITED KINGDOM)                  4.5%
NOKIA OYJ (FINLAND)                                  3.6%
BP AMOCO PLC (UNITED KINGDOM)                         3.1%
ERICSSON LM, B SHARES (SWEDEN)                       2.7%
VIVENDI (FRANCE)                                     2.3%
KONINKLIJKE (ROYAL) PHILIPS ELECTRONICS NV           2.3%
    (NETHERLANDS)
TOTAL FINA ELF SA, B SHARES (FRANCE)                 2.2%
DEUTSCHE TELEKOM (GERMANY)                           1.9%
GLAXO WELLCOME PLC(UNITED KINGDOM)                   1.9%
NESTLE SA (SWITZERLAND)                              1.7%

DISTRIBUTED BY FUNDS DISTRIBUTOR, INC. J.P. MORGAN INVESTMENT MANAGEMENT INC.SERVES AS AN INVESTMENT ADVISOR. SHARES OF THE FUND ARE NOT BANK DEPOSITS AND ARE NOT GUARANTEED BY ANY BANK, GOVERNMENT ENTITY, OR THE FDIC. RETURN AND SHARE PRICE WILL FLUCTUATE AND REDEMPTION VALUE MAY BE MORE OR LESS THAN ORIGINAL COST.

References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell securities. Opinions expressed herein and other fund data presented are based on current market conditions and are subject to change without notice.The fund invests in foreign securities which are subject to special risks including economic and political uncertainty and currency fluctuations; investors should refer to the fund's prospectus for a discussion of these risks. The fund invests through a master portfolio (another fund with the same objective).

CALL J.P. MORGAN FUNDS SERVICES AT (800) 521-5411 FOR A PROSPECTUS CONTAINING MORE COMPLETE INFORMATION ABOUT THE FUND INCLUDING MANAGEMENT FEES AND OTHER EXPENSES. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

J.P. MORGAN EUROPEAN EQUITY FUND
STATEMENT OF ASSETS AND LIABILITIES (UNAUDITED)
MAY 31, 2000
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ASSETS
Investment in The European Equity Portfolio
  ("Portfolio"), at value                          $13,125,183
Tax Reclaim Receivable                                  57,977
Receivable for Expense Reimbursements                   15,420
Receivable for Shares of Beneficial Interest Sold        1,000
Deferred Organization Expenses                              78
Prepaid Trustees' Fees                                      16
Prepaid Expenses and Other Assets                           79
                                                   -----------
    Total Assets                                    13,199,753
                                                   -----------
LIABILITIES
Payable for Shares of Beneficial Interest
  Redeemed                                             294,942
Shareholder Servicing Fee Payable                        2,904
Administrative Services Fee Payable                        283
Administration Fee Payable                                  15
Fund Services Fee Payable                                   13
Accrued Expenses                                        36,041
                                                   -----------
    Total Liabilities                                  334,198
                                                   -----------
NET ASSETS
Applicable to 751,358 Shares of Beneficial
  Interest Outstanding
  (par value $0.001, unlimited shares authorized)  $12,865,555
                                                   ===========
Net Asset Value, Offering and Redemption Price
  Per Share                                             $17.12
                                                         -----
                                                         -----
ANALYSIS OF NET ASSETS
Paid-in Capital                                    $11,001,521
Undistributed Net Investment Income                     38,975
Accumulated Net Realized Gain on Investment            112,026
Net Unrealized Appreciation of Investment            1,713,033
                                                   -----------
    Net Assets                                     $12,865,555
                                                   ===========

The Accompanying Notes are an Integral Part of the Financial Statements.

J.P. MORGAN EUROPEAN EQUITY FUND
STATEMENT OF OPERATIONS (UNAUDITED)
FOR THE SIX MONTHS ENDED MAY 31, 2000
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INVESTMENT INCOME ALLOCATED FROM PORTFOLIO
Allocated Dividend Income (Net of Foreign
  Withholding Tax of $20,360)                                $144,701
Allocated Interest Income                                      11,782
Allocated Portfolio Expenses (Net of
  Reimbursement of $20,353)                                   (72,578)
                                                             --------
    Net Investment Income Allocated from
      Portfolio                                                83,905
FUND EXPENSES
Shareholder Servicing Fee                          $ 18,080
Financial and Fund Accounting Services Fee           17,511
Transfer Agent Fees                                  12,506
Registration Fees                                     9,069
Professional Fees                                     6,081
Printing Expenses                                     5,528
Administrative Services Fee                           1,771
Interest Expense                                        355
Fund Services Fee                                       125
Administration Fee                                       82
Trustees' Fees and Expenses                              53
Amortization of Organization Expenses                    42
Miscellaneous                                         2,392
                                                   --------
    Total Fund Expenses                              73,595
Less: Reimbursement of Expenses                     (37,167)
                                                   --------
NET FUND EXPENSES                                              36,428
                                                             --------
NET INVESTMENT INCOME                                          47,477
NET REALIZED GAIN ON INVESTMENT ALLOCATED FROM
  PORTFOLIO                                                   249,152
NET CHANGE IN UNREALIZED APPRECIATION OF
  INVESTMENT ALLOCATED FROM PORTFOLIO                          41,185
                                                             --------
NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS                                                 $337,814
                                                             ========

The Accompanying Notes are an Integral Part of the Financial Statements.

J.P. MORGAN EUROPEAN EQUITY FUND
STATEMENT OF CHANGES IN NET ASSETS
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                                                   FOR THE SIX
                                                   MONTHS ENDED   FOR THE FISCAL
                                                   MAY 31, 2000     YEAR ENDED
                                                   (UNAUDITED)   NOVEMBER 30, 1999
                                                   ------------  -----------------
DECREASE IN NET ASSETS
FROM OPERATIONS
Net Investment Income                              $     47,477  $         77,031
Net Realized Gain on Investment Allocated from
  Portfolio                                             249,152           267,376
Net Change in Unrealized Appreciation of
  Investment Allocated from Portfolio                    41,185         1,265,048
                                                   ------------  ----------------
    Net Increase in Net Assets Resulting from
      Operations                                        337,814         1,609,455
                                                   ------------  ----------------
DISTRIBUTIONS TO SHAREHOLDERS FROM
Net Investment Income                                   (76,970)         (192,325)
Net Realized Gain                                       (87,783)           (9,673)
In Excess of Net Realized Gain                               --           (58,137)
                                                   ------------  ----------------
    Total Distributions to Shareholders                (164,753)         (260,135)
                                                   ------------  ----------------
TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST
Proceeds from Shares of Beneficial Interest Sold     22,617,573         7,234,203
Reinvestment of Dividends and Distributions             146,850           223,008
Cost of Shares of Beneficial Interest Redeemed      (23,333,447)      (10,446,563)
                                                   ------------  ----------------
    Net Decrease from Transactions in Shares of
      Beneficial Interest                              (569,024)       (2,989,352)
                                                   ------------  ----------------
    Total Decrease in Net Assets                       (395,963)       (1,640,032)
NET ASSETS
Beginning of Period                                  13,261,518        14,901,550
                                                   ------------  ----------------
End of Period (including undistributed net
  investment income of $38,975 and $68,468,
  respectively)                                    $ 12,865,555  $     13,261,518
                                                   ============  ================

The Accompanying Notes are an Integral Part of the Financial Statements.

J.P. MORGAN EUROPEAN EQUITY FUND
FINANCIAL HIGHLIGHTS

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Selected data for a share outstanding throughout each period are as follows:

                                                                                                       FOR THE PERIOD
                                                                                                        MAY 13, 1996
                        FOR THE PERIOD                                                                  (COMMENCEMENT
                       SIX MONTHS ENDED    FOR THE FISCAL      FOR THE ELEVEN      FOR THE FISCAL      OF OPERATIONS)
                         MAY 31, 2000        YEAR ENDED         MONTHS ENDED         YEAR ENDED            THROUGH
                         (UNAUDITED)      NOVEMBER 30, 1999   NOVEMBER 30, 1998   DECEMBER 31, 1997   DECEMBER 31, 1996
                       ----------------   -----------------   -----------------   -----------------   -----------------
NET ASSET VALUE,
  BEGINNING OF PERIOD       $ 17.06            $ 15.42             $ 13.35             $11.61              $10.00
                            -------            -------             -------             ------              ------
INCOME FROM
  INVESTMENT
  OPERATIONS
Net Investment Income          0.07               0.17                0.12               0.10                0.01
Net Realized and
  Unrealized Gain on
  Investments                  0.20               1.74                1.95               2.45                1.60
                            -------            -------             -------             ------              ------
Total from Investment
  Operations                   0.27               1.91                2.07               2.55                1.61
                            -------            -------             -------             ------              ------
LESS DISTRIBUTIONS TO
  SHAREHOLDERS FROM
Net Investment Income         (0.10)             (0.20)                 --              (0.07)                 --
Net Realized Gain             (0.11)             (0.01)                 --              (0.74)              (0.00)(d)
In Excess of Net
  Realized Gain                  --              (0.06)                 --                 --                  --
                            -------            -------             -------             ------              ------
Total Distributions
  to Shareholders             (0.21)             (0.27)                 --              (0.81)              (0.00)(d)
                            -------            -------             -------             ------              ------
NET ASSET VALUE, END
  OF PERIOD                 $ 17.12            $ 17.06             $ 15.42             $13.35              $11.61
                            =======            =======             =======             ======              ======
RATIOS AND
  SUPPLEMENTAL DATA
Total Return                   1.55%(a)          12.61%              15.51%(a)          22.10%              16.10%(a)
Net Assets, End of
  Period (in
  thousands)                $12,866            $13,262             $14,902             $4,832              $2,072
Ratio to Average Net
  Assets
  Net Expenses
    (excluding
    Interest Expense)          1.50%(b)           1.48%               1.42%(b)           1.42%               1.42%(b)
  Net Investment
    Income                     0.66%(b)           0.57%               0.91%(b)           0.91%               0.29%(b)
  Expenses without
    Reimbursement and
    including
    Interest Expense           2.30%(b)           2.38%               2.03%(b)           3.78%               2.50%(c)
  Interest Expense             0.00%(e)             --                  --                 --                  --

------------------------
(a) Not Annualized.
(b) Annualized.
(c) After consideration of certain state limitations.
(d) Less than $0.01.
(e) Less than 0.01%.

The Accompanying Notes are an Integral Part of the Financial Statements.

J.P. MORGAN EUROPEAN EQUITY FUND
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
MAY 31, 2000
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1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

J.P. Morgan European Equity Fund (the "fund") is a separate series of the J.P. Morgan Funds, a Massachusetts business trust (the "Trust") which was organized on November 4, 1992. The trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The fund commenced operations on May 13, 1996.

The fund invests all of its investable assets in The European Equity Portfolio (the "portfolio"), a diversified open-end management investment company having the same investment objective as the fund. The value of such investment included in the Statement of Assets and Liabilities reflects the fund's proportionate interest in the net assets of the portfolio (approximately 56% at May 31, 2000). The performance of the fund is directly affected by the performance of the portfolio. The financial statements of the portfolio, including the Schedule of Investments, are included elsewhere in this report and should be read in conjunction with the fund's financial statements.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual amounts could differ from those estimates. The following is a summary of the significant accounting policies of the fund:

   a) Valuation of securities by the portfolio is discussed in Note 1a of the portfolio's Notes to Financial Statements which are included elsewhere in this report.

   b) The fund records its share of net investment income, realized and unrealized gain and loss and adjusts its investment in the portfolio each day. All the net investment income and realized and unrealized gain and loss of the portfolio is allocated pro rata among the fund and other investors in the portfolio at the time of such determination.

   c) Distributions to shareholders of net investment income and net realized capital gains, if any, are declared and paid annually.

   d) The fund incurred organization expenses in the amount of $5,800 which have been deferred and are being amortized on a straight-line basis over a period not to exceed five years beginning with the commencement of operations of the fund.

   e) Expenses incurred by the trust with respect to any two or more funds in the trust are allocated in proportion to the net assets of each fund in the trust, except where allocations of direct expenses to each fund can otherwise be made fairly. Expenses directly attributable to a fund are charged to that fund.

   f) The fund is treated as a separate entity for federal income tax purposes and intends to comply with the provisions of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its income, including net realized capital gains, if any, within the prescribed time periods. Accordingly, no provision for federal income or excise tax is necessary.

J.P. MORGAN EUROPEAN EQUITY FUND
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
MAY 31, 2000
--------------------------------------------------------------------------------

2. TRANSACTIONS WITH AFFILIATES

   a) The trust, on behalf of the fund, has retained Fund Distributor, Inc. ("FDI"), a registered broker-dealer, to serve as co-administrator and distributor for the fund. Under a Co-Administration Agreement between FDI and the trust, on behalf of the fund, FDI provides administrative services necessary for the operations of the fund, furnishes office space and facilities required for conducting the business of the fund and pays the compensation of the fund's officers affiliated with FDI. The fund has agreed to pay FDI fees equal to its allocable share of an annual complex-wide charge of $425,000 plus FDI's out-of-pocket expenses. The amount allocable to the fund is based on the ratio of the fund's net assets to the aggregate net assets of the trust and certain other investment companies subject to similar agreements with FDI. For the six months ended May 31, 2000, the fee for these services amounted to $82.

   b) The trust, on behalf of the fund, has an Administrative Services Agreement (the "Services Agreement") with Morgan Guaranty Trust Company of New York ("Morgan") under which Morgan is responsible for overseeing certain aspects of the administration and operation of the fund. Under the Services Agreement, the fund has agreed to pay Morgan a fee equal to its allocable share of an annual complex-wide charge. This charge is calculated based on the aggregate average daily net assets of the portfolio and the other portfolios (the "master portfolios") in which the trust and the J.P. Morgan Institutional Funds invest and J.P. Morgan Series Trust in accordance with the following annual schedule: 0.09% on the first $7 billion of their aggregate average daily net assets and 0.04% of their aggregate average daily net assets in excess of $7 billion less the complex-wide fees payable to FDI. The portion of this charge payable by the fund is determined by the proportionate share that its net assets bear to the net assets of the trust, the master portfolios, other investors in the master portfolios for which Morgan provides similar services, and J.P. Morgan Series Trust. For the six months ended May 31, 2000, the fee for these services amounted to $1,771.

      In addition, Morgan has agreed to reimburse the fund to the extent necessary to maintain the total operating expenses of the fund, including the expenses allocated to the fund from the portfolio, at no more than 1.50% of the average daily net assets of the fund until February 28, 2001. For the six months ended May 31, 2000, Morgan has agreed to reimburse the fund $57,520 for the expenses under this agreement.

   c) The trust, on behalf of the fund, has a Shareholder Servicing Agreement with Morgan to provide account administration and personal and account maintenance services to fund shareholders. The agreement provides for the fund to pay Morgan a fee for these services which is computed daily and paid monthly at an annual rate of 0.25% of the average daily net assets of the fund. For the six months ended May 31, 2000, the fee for these services amounted to $18,080.

      Morgan, Charles Schwab & Co. ("Schwab") and the trust are parties to separate services and operating agreements (the "Schwab Agreements") whereby Schwab makes fund shares available to customers of investment advisors and other financial intermediaries who are Schwab's clients. The fund is not responsible for payments to Schwab under the Schwab Agreements; however, in the event the Services Agreement with Schwab is terminated for reasons other than breach by Schwab and the relationship between the trust and Morgan is terminated, the fund would be responsible for the ongoing payments to Schwab with respect to pre-termination shares.

J.P. MORGAN EUROPEAN EQUITY FUND
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
MAY 31, 2000
--------------------------------------------------------------------------------

   d) The trust, on behalf of the fund, has a Fund Services Agreement with Pierpont Group, Inc. ("Group") to assist the trustees in exercising their overall supervisory responsibilities for the trust's affairs. The trustees of the trust represent all the existing shareholders of Group. The fund's allocated portion of Group's costs in performing its services amounted to $125 for the six months ended May 31, 2000.

   e) An aggregate annual fee of $75,000 is paid to each trustee for serving as a trustee of the trust, the J.P. Morgan Institutional Funds, the master portfolios and J.P. Morgan Series Trust. The Trustees' Fees and Expenses shown in the financial statements represents the fund's allocated portion of the total fees and expenses. The trust's Chairman and Chief Executive Officer also serves as Chairman of Group and receives compensation and employee benefits from Group in his role as Group's Chairman. The allocated portion of such compensation and benefits included in the Fund Services Fee shown in the financial statements was $100.

3. TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST

The Declaration of Trust permits the trustees to issue an unlimited number of full and fractional shares of beneficial interest of one or more series. Transactions in shares of beneficial interest of the fund were as follows:

                                                   FOR THE SIX    FOR THE FISCAL
                                                   MONTHS ENDED     YEAR ENDED
                                                   MAY 31, 2000  NOVEMBER 30, 1999
                                                   ------------  -----------------
Shares sold......................................    1,277,356            446,971
Reinvestment of dividends and distributions......        8,259             14,808
Shares redeemed..................................   (1,311,676)          (650,449)
                                                   -----------   ----------------
Net Decrease.....................................      (26,061)          (188,670)
                                                   ===========   ================

4. CREDIT AGREEMENT

The trust, on behalf of the fund, together with other affiliated investment companies (the "funds"), entered into a revolving line of credit agreement (the "Agreement") on May 26, 1999, with unaffiliated lenders. The maximum borrowing under the Agreement was $150,000,000. The Agreement expired on May 23, 2000, however, the fund as party to the Agreement has extended the Agreement and continues its participation therein for an additional 364 days until May 21, 2001. The maximum borrowing under the new Agreement is $150,000,000. The purpose of the Agreement is to provide another alternative for settling large fund shareholder redemptions. Interest on any such borrowings outstanding will approximate market rates. Under the Agreement, the commitment fee is at an annual rate of 0.085% on the unused portion of the committed amount. The commitment fee is allocated to the funds in accordance with the procedures established by their respective trustees or directors. There were no outstanding borrowings pursuant to the Agreement as of May 31, 2000. The average daily balance outstanding for the six months ended May 31, 2000 was $5,479 at a weighted average interest rate of 6.40%.

The European Equity Portfolio
Semi-annual Report May 31, 2000
(The following pages should be read in conjunction with the J.P. Morgan European Equity Fund
Semi-annual Financial Statements)

THE EUROPEAN EQUITY PORTFOLIO
SCHEDULE OF INVESTMENTS (UNAUDITED)
MAY 31, 2000
--------------------------------------------------------------------------------

              SECURITY DESCRIPTION                  SHARES       VALUE
-------------------------------------------------  ---------  ------------
COMMON STOCK (95.3%)
BELGIUM (0.2%)
Real Software (Computer Software)+(s)............       203   $    13,743
Ubizen (Computer Software)+(s)...................       268        39,518
                                                              -----------
                                                                   53,261
                                                              -----------

DENMARK (0.7%)
ISS A/S (Commercial Services)+(s)................       801        57,708
Novo Nordisk A/S (Pharmaceuticals)(s)............       597        98,258
                                                              -----------
                                                                  155,966
                                                              -----------

FINLAND (4.4%)
Helsingin Puhelin OYJ (Telecommunication
  Services)(s)...................................       400        28,193
Nokia OYJ (Telecommunications-Equipment)(s)......    15,599       807,219
Sampo Insurance Co. Ltd., A Shares
  (Insurance)(s).................................     1,342        56,005
Sonera OYJ (Telecommunication Services)(s).......       299        15,057
Stora Enso OYJ, R Shares (Forest Products &
  Paper)(s)......................................     8,724        83,726
Tietoenator OYJ (Computer Software)(s)...........       906        35,205
                                                              -----------
                                                                1,025,405
                                                              -----------

FRANCE (15.3%)
Alcatel (Telecommunications-Equipment)(s)........     6,822       375,169
Alstom (Machinery)(s)............................     2,933        77,793
Aventis SA (Pharmaceuticals)(s)..................     1,585       102,452
Axa (Insurance)(s)...............................     1,775       260,085
Banque Nationale de Paris (Financial
  Services)(s)...................................     2,106       188,960
Carrefour SA (Retail)(s).........................     1,209        85,044
Castorama Dubois Investissement SA (Retail)(s)...       239        60,066
Christian Dior SA (Retail)(s)....................       270        61,347
Coface (Financial Services)(s)...................       291        26,987
Fimatex (Financial Services)+(s).................     2,391        40,401
France Telecom SA (Telecommunication
  Services)(s)...................................     1,096       159,069
Genset SA (Biotechnology)+(s)....................       412        30,490
              SECURITY DESCRIPTION                  SHARES       VALUE
-------------------------------------------------  ---------  ------------
FRANCE (CONTINUED)
Groupe Danone (Food, Beverages & Tobacco)(s).....       657   $   152,993
Lafarge SA (Building Materials)(s)...............     1,141        87,826
Lagardere S.C.A. (Multi - Industry)(s)...........     1,230        85,551
Louis Vuitton Moet Hennessy (Food, Beverages &
  Tobacco)(s)....................................       242        98,120
Renault SA (Automotive)(s).......................     2,736       128,135
Sanofi-Synthelabo SA (Pharmaceuticals)(s)........     2,234        96,856
Societe Generale (Banking)(s)....................     1,980       113,570
STMicroelectronics NV (Electronics)(s)...........     1,243        73,660
Suez Lyonnaise des Eaux SA (Utilities)(s)........       835       139,386
Total Fina Elf, B Shares (Oil-Services)+(s)......     3,107       486,666
Usinor SA (Metals & Mining)(s)...................     3,266        39,072
Vinci (Construction & Housing)...................     1,380        60,393
Vivendi SA (Utilities)(s)........................     4,806       512,557
                                                              -----------
                                                                3,542,648
                                                              -----------

GERMANY (11.2%)
Allianz AG (Insurance)(s)........................       345       122,732
BASF AG (Chemicals)(s)...........................     3,852       156,645
Bayer AG (Chemicals)(s)..........................     4,092       157,107
Brokat Infosystems AG (Computer Software)+(s)....       300        32,813
Consors Discount Broker AG (Financial
  Services)+(s)..................................       700        65,014
DaimlerChrysler AG (Automotive)(s)...............     1,956       105,754
Deutsche Bank AG (Banking)(s)....................     3,169       242,899
Deutsche Telekom AG (Telecommunication
  Services)(s)...................................     7,016       432,685
Dresdner Bank AG (Banking)(s)....................     1,950        79,570
Heidelberger Druckmaschinen AG (Machinery)(s)....     1,000        65,102
Intershop Communications AG (Computer
  Software)+(s)..................................       100        40,249
Marschollek, Lautenschlaeger und Partner AG
  (Financial Services)(s)........................       186        87,713
Metro AG (Retail)(s).............................       860        27,914
MG Technologies AG (Diversified
  Manufacturing)(s)..............................     4,600        68,256
Muenchener Rueckversicherungs-Gesellschaft AG
  (Insurance)(s).................................       436       125,794

The Accompanying Notes are an Integral Part of the Financial Statements.

THE EUROPEAN EQUITY PORTFOLIO
SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)
MAY 31, 2000
--------------------------------------------------------------------------------

              SECURITY DESCRIPTION                  SHARES       VALUE
-------------------------------------------------  ---------  ------------
GERMANY (CONTINUED)
PrimaCom AG (Broadcasting & Publishing)+(s)......       934   $    40,658
Schering AG (Pharmaceuticals)(s).................     1,284       191,356
Siemens AG (Diversified Manufacturing)(s)........     1,979       288,527
ThyssenKrupp AG (Diversified Manufacturing)(s)...     2,000        33,942
Veba AG (Diversified Manufacturing)(s)...........     3,732       187,586
Volkswagen AG (Automotive)(s)....................     1,170        46,711
                                                              -----------
                                                                2,599,027
                                                              -----------

IRELAND (1.2%)
CRH PLC (Building Materials)(s)..................     3,665        63,219
Fyffes PLC (Food, Beverages & Tobacco)(s)........     1,000         1,391
Irish Life & Permanent PLC (Financial
  Services)(s)...................................    10,808        84,696
Jefferson Smurfit Group PLC (Forest Products &
  Paper)(s)......................................    40,992        79,832
Trintech Group PLC (Computer Software)+(s).......     2,202        44,722
                                                              -----------
                                                                  273,860
                                                              -----------

ITALY (5.2%)
Banca Fideuram SPA (Financial Services)(s).......     5,400        81,228
Banca Popolare di Milano (Banking)(s)............     6,350        41,105
Bayerische Vita SPA (Insurance)(s)...............     8,400        73,071
Bipop-Carire SPA (Banking)(s)....................     9,000        81,211
Credito Emiliano SPA (Banking)(s)................     8,480        24,300
ENI SPA (Oil-Services)(s)........................    39,984       214,326
Fiat SPA (Automotive)(s).........................     4,000       101,011
Mediolanum SPA (Insurance)(s)....................     3,000        45,627
Saipem SPA (Oil-Services)(s).....................    13,700        68,100
San Paolo - IMI SPA (Banking)(s).................     4,900        71,344
Telecom Italia Mobile SPA (Telecommunication
  Services)(s)...................................    21,530       223,027
Telecom Italia SPA (Telecommunication
  Services)(s)...................................     8,182       112,300
UniCredito Italiano SPA (Financial
  Services)(s)...................................    13,734        60,372
                                                              -----------
                                                                1,197,022
                                                              -----------
              SECURITY DESCRIPTION                  SHARES       VALUE
-------------------------------------------------  ---------  ------------

NETHERLANDS (8.4%)
Buhrmann NV (Wholesale & International
  Trade)(s)......................................     1,736   $    52,565
Equant NV (Computer Systems)+(s).................     1,626        70,662
Getronics NV (Computer Systems)(s)...............     2,391        39,802
Heineken NV (Food, Beverages & Tobacco)(s).......     1,172        59,834
ING Groep NV (Financial Services)(s).............     4,138       246,024
Koninklijke KPN NV (Telecommunication
  Services)(s)...................................     2,207       198,124
Koninklijke Numico NV (Food, Beverages &
  Tobacco)(s)....................................     2,074        88,784
Koninklijke Philips Electronics NV
  (Electronics)(s)...............................    11,356       504,032
Lycos Europe NV (Computer Systems)+(s)...........     3,200        40,805
Randstad Holding NV (Commercial Services)(s).....     1,300        52,444
Royal Dutch Petroleum Co. (Oil-Production)(s)....     5,664       346,837
United Pan-Europe Communications NV
  (Telecommunication Services)+(s)...............     2,821        72,651
Vendex KBB NV (Retail)(s)........................     2,303        40,793
Versatel Telecom International NV
  (Telecommunication Services)+(s)...............     1,700        61,013
VNU NV (Broadcasting & Publishing)(s)............     1,613        81,824
                                                              -----------
                                                                1,956,194
                                                              -----------

NORWAY (0.1%)
Schibsted ASA (Broadcasting & Publishing)(s).....     1,319        25,609
                                                              -----------

PORTUGAL (0.7%)
Portugal Telecom SA (Telecommunication
  Services)(s)...................................     3,440        37,325
PT Multimedia - Servicos de Telecomunicacoes
  (Telecommunication Services)+(s)...............     1,100        54,934
Sonae SGPS SA (Retail)(s)........................       600        26,097
Telecel-Communicacoes Pessoais SA
  (Telecommunication Services)+(s)...............     3,300        53,250
                                                              -----------
                                                                  171,606
                                                              -----------

The Accompanying Notes are an Integral Part of the Financial Statements.

THE EUROPEAN EQUITY PORTFOLIO
SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)
MAY 31, 2000
--------------------------------------------------------------------------------

              SECURITY DESCRIPTION                  SHARES       VALUE
-------------------------------------------------  ---------  ------------
SPAIN (5.0%)
Amadeus Global Travel Distribution SA (Transport
  & Services)+(s)................................     4,200   $    38,833
Banco Bilbao Vizcaya Argentaria SA
  (Banking)(s)...................................     7,322       101,855
Banco Santander Central Hispano SA
  (Banking)(s)...................................    13,178       128,444
Endesa SA (Electric)(s)..........................    11,279       232,421
Iberdrola SA (Electric)(s).......................     4,000        50,821
Repsol YPF SA (Oil-Production)(s)................     6,814       144,520
Telefonica SA (Telecommunication Services)+(s)...    16,696       340,640
TelePizza SA (Food, Beverages & Tobacco)+(s).....     5,600        31,939
Union Electrica Fenosa SA (Electric)(s)..........     4,266        88,422
                                                              -----------
                                                                1,157,895
                                                              -----------

SWEDEN (5.1%)
Autoliv, Inc. (SDR) (Automotive Supplies)(s).....     2,191        60,166
Electrolux AB, Series B (Appliances & Household
  Durables)(s)...................................     2,773        46,765
ForeningsSparbanken AB (Banking)(s)..............     6,300        93,665
Hennes & Mauritz AB, B Shares (Retail)(s)........     1,835        46,216
Modern Times Group MTG AB, B Shares (Broadcasting
  & Publishing)+(s)..............................       900        40,192
OM Gruppen AB (Financial Services)(s)............     1,400        56,385
Skandia Forsakrings AB (Insurance)(s)............     6,004       153,214
Skandinaviska Ensklida Banken (Banking)(s).......     5,049        54,899
Tele1 Europe Holding AB (Telecommunication
  Services)+(s)..................................     2,124        25,569
Telefonaktiebolaget LM Ericsson AB, B Shares
  (Telecommunications-Equipment)(s)..............    30,019       607,841
                                                              -----------
                                                                1,184,912
                                                              -----------

SWITZERLAND (9.9%)
ABB Ltd. (Holding Companies)(s)..................     1,164       143,869
Carrier 1 International SA (Telecommunication
  Services)+(s)..................................       577        45,751
              SECURITY DESCRIPTION                  SHARES       VALUE
-------------------------------------------------  ---------  ------------
SWITZERLAND (CONTINUED)
Compagnie Financiere Richemont AG (Food,
  Beverages & Tobacco)(s)........................        34   $    84,248
Credit Suisse Group (Financial Services)(s)......       839       155,920
Fantastic Corp (Computer Software)+(s)...........     1,341        17,597
Nestle SA (Food, Beverages & Tobacco)(s).........       203       385,640
Novartis AG (Pharmaceuticals)(s).................       219       321,717
Roche Holding AG (Pharmaceuticals)(s)............        35       367,552
Schweizerische Lebensversicherungs-und
  Rentenanstalt (Insurance)(s)...................       100        57,227
SGS Societe Generale de Surveillance Holding SA
  (Commercial Services)(s).......................        48        87,788
Swisscom AG (Telecommunication Services)(s)......       494       172,827
The Swatch Group AG (Consumer Goods &
  Services)(s)...................................       260        65,038
UBS AG (Banking)(s)..............................     1,834       246,427
Zurich Allied AG (Insurance)(s)..................       300       146,903
                                                              -----------
                                                                2,298,504
                                                              -----------

UNITED KINGDOM (27.9%)
3i Group PLC (Financial Services)(s).............     5,400       102,188
ARM Holdings PLC (Electronics)+(s)...............     9,000        79,641
AstraZeneca Group PLC (Pharmaceuticals)(s).......     1,604        67,565
BAE Systems PLC (Aerospace)(s)...................    14,544        91,199
Bank of Scotland (Banking)(s)....................     6,000        56,502
BG Group PLC (Gas Exploration)(s)................    15,422        92,440
Billiton PLC (Metals & Mining)(s)................    19,600        66,505
Bookham Technology PLC (Electronics)+(s).........       300        14,798
BP Amoco PLC (Oil-Production)(s).................    75,603       687,660
British Airways PLC (Airlines)(s)................     4,000        21,644
British American Tobacco PLC (Food, Beverages &
  Tobacco)(s)....................................     6,546        38,258
British Sky Broadcasting Group PLC (Broadcasting
  & Publishing)+(s)..............................     6,300       115,359
British Telecommunications PLC
  (Telecommunications)(s)........................    15,845       229,504

The Accompanying Notes are an Integral Part of the Financial Statements.

THE EUROPEAN EQUITY PORTFOLIO
SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)
MAY 31, 2000
--------------------------------------------------------------------------------

              SECURITY DESCRIPTION                  SHARES       VALUE
-------------------------------------------------  ---------  ------------
UNITED KINGDOM (CONTINUED)
Cable & Wireless PLC (Telecommunications)(s).....     4,632   $    77,200
Cadbury Schweppes PLC (Food, Beverages &
  Tobacco)(s)....................................    18,268       121,514
Carlton Communications PLC (Entertainment,
  Leisure & Media)(s)............................     3,000        35,605
Celltech Group PLC (Pharmaceuticals)+(s).........     3,000        43,587
CMG PLC (Computer Systems)(s)....................     2,400        33,686
Compass Group PLC (Food, Beverages &
  Tobacco)(s)....................................     5,100        57,099
Dixons Group PLC (Retail)(s).....................    12,981        61,412
Enterprise Oil PLC (Oil-Production)(s)...........     3,000        21,390
Glaxo Wellcome PLC (Pharmaceuticals)(s)..........    14,726       416,026
Glynwed International PLC (Diversified
  Manufacturing)(s)..............................    10,921        38,199
Granada Group PLC (Consumer Goods &
  Services)(s)...................................     4,000        35,456
Great Universal Stores PLC (Retail)(s)...........     9,200        57,139
Hanson PLC (Building Materials)(s)...............    11,400        80,856
Hays PLC (Commercial Services)(s)................     9,400        52,691
Hilton Group PLC (Restaurants & Hotels)(s).......    13,000        47,997
HSBC Holdings PLC (Financial Services)(s)........    21,157       233,391
Imperial Chemical Industries PLC
  (Chemicals)(s).................................     4,800        38,457
Jazztel PLC (Telecommunication Services)+(s).....       570        21,752
Kingfisher PLC (Retail)(s).......................     6,600        60,969
Lloyds TSB Group PLC (Banking)(s)................    29,508       319,339
Marconi PLC (Telecommunications-Equipment)(s)....    11,930       143,552
MEPC PLC (Real Estate)(s)........................     8,451        55,582
MFI Furniture Group PLC (Household
  Products)(s)...................................    27,470        25,047
National Power PLC (Electric)(s).................     8,790        48,286
Northern Foods PLC (Food, Beverages &
  Tobacco)(s)....................................    15,400        26,587
Nycomed Amersham PLC (Medical Supplies)(s).......     7,704        66,388
              SECURITY DESCRIPTION                  SHARES       VALUE
-------------------------------------------------  ---------  ------------
UNITED KINGDOM (CONTINUED)
Ocean Group PLC (Transport & Services)(s)........     3,400   $    61,749
Pearson PLC (Broadcasting & Publishing)(s).......     3,100        93,417
Prudential PLC (Insurance)(s)....................     8,668       131,057
Reckitt Benckiser PLC (Household Products)(s)....     8,300        90,940
Reuters Group PLC (Broadcasting &
  Publishing)(s).................................     8,388       124,880
Royal & Sun Alliance Insurance Group PLC
  (Insurance)(s).................................    17,027       101,297
Royal Bank of Scotland Group PLC (Banking)(s)....     6,617       108,800
Sage Group PLC (Computer Software)(s)............     7,700        74,641
ScottishPower PLC (Electric)(s)..................    11,300        89,522
Smith & Nephew PLC (Medical Supplies)(s).........    12,300        32,726
SmithKline Beecham PLC (Pharmaceuticals)(s)......    24,606       314,103
Standard Chartered PLC (Banking)(s)..............     5,800        74,646
Tesco PLC (Retail)(s)............................    31,800        96,018
TI Group PLC (Diversified Manufacturing)(s)......     7,300        40,374
Trinity Mirror PLC (Broadcasting &
  Publishing)(s).................................     3,000        23,856
Vodafone AirTouch PLC (Telecommunications)(s)....   219,152       999,123
Williams PLC (Diversified Manufacturing)(s)......     7,000        39,761
Woolwich PLC (Financial Services)(s).............    10,800        49,722
WPP Group PLC (Business & Public Services)(s)....     4,400        53,471
                                                              -----------
                                                                6,482,573
                                                              -----------
  TOTAL COMMON STOCK (COST $17,748,587)..........              22,124,482
                                                              -----------
RIGHTS (0.1%)
NETHERLANDS (0.1%)
Koninklijke Numico NV (Food, Beverages &
  Tobacco)+(s)...................................     2,074           962
Via Net.Works, Inc. (Computer Software)+(s)......     2,078        29,388
                                                              -----------
  TOTAL RIGHTS (COST $67,915)....................                  30,350
                                                              -----------

The Accompanying Notes are an Integral Part of the Financial Statements.

THE EUROPEAN EQUITY PORTFOLIO
SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)
MAY 31, 2000
--------------------------------------------------------------------------------

                                                   PRINCIPAL
                                                    AMOUNT
                                                   (IN USD)      VALUE
                                                   ---------  ------------
SHORT-TERM INVESTMENTS (0.9%)
U.S. TREASURY OBLIGATIONS (0.9%)
United States Treasury Bill, 5.98%(y)
  due 10/12/00 (cost $215,222)(s)................  $220,000   $   215,246
                                                              -----------
TOTAL INVESTMENTS (COST $18,031,724) (96.3%)................
                                                               22,370,078
OTHER ASSETS IN EXCESS OF LIABILITIES (3.7%)................
                                                                  862,737
                                                              -----------
NET ASSETS (100.0%).........................................  $23,232,815
                                                              ===========

------------------------------
+ -Non-income producing security.

(s)Security is fully or partially segregated with custodian as collateral for futures contracts or with broker as initial margin for futures contracts. $8,579,049 of the market value has been segregated.

(y) Yield to maturity.

SDR -Swedish Depository Receipt

Note: Based on the cost of investments of $18,031,724 for federal income tax purposes at May 31, 2000, the aggregated gross unrealized appreciation and depreciation was $5,512,948 and $1,174,594, respectively, resulting in net unrealized appreciation of $4,338,354.

The Accompanying Notes are an Integral Part of the Financial Statements.

THE EUROPEAN EQUITY PORTFOLIO
SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)
MAY 31, 2000
--------------------------------------------------------------------------------

INDUSTRY DIVERSIFICATION

                                                       PERCENT OF
                                                    TOTAL INVESTMENT
                                                    ----------------
Telecommunication Services........................         9.3%
Pharmaceuticals...................................         9.1%
Telecommunications-Equipment......................         8.7%
Banking...........................................         8.3%
Financial Services................................         6.7%
Telecommunications................................         5.9%
Insurance.........................................         5.8%
Oil - Production..................................         5.4%
Food, Beverages & Tobacco.........................         5.2%
Oil - Services....................................         3.5%
Diversified Manufacturing.........................         3.1%
Electronics.......................................         3.0%
Utilities.........................................         2.9%
Retail............................................         2.8%
Broadcasting & Publishing.........................         2.5%
Electric..........................................         2.3%
Automotive........................................         1.7%
Chemicals.........................................         1.6%
Computer Software.................................         1.5%
Commerical Services...............................         1.1%
Building Materials................................         1.0%
Computer Systems..................................         0.8%
Forest Products & Paper...........................         0.7%
Machinery.........................................         0.7%
Holding Companies.................................         0.6%
Consumer Goods & Services.........................         0.5%
Household Products................................         0.5%
Medical Supplies..................................         0.5%
Metals & Mining...................................         0.5%
Transport & Services..............................         0.5%
Aerospace.........................................         0.4%
Gas Exploration...................................         0.4%
Multi-Industry....................................         0.4%
Automotive Supplies...............................         0.3%
Construction & Housing............................         0.3%
Real Estate.......................................         0.3%
Appliances & Household Durables...................         0.2%
Business & Public Services........................         0.2%
Entertainment, Leisure & Media....................         0.2%
Restaurants & Hotels..............................         0.2%
Wholesale & International Trade...................         0.2%
Airlines..........................................         0.1%
Biotechnology.....................................         0.1%
                                                         -----
                                                         100.0%
                                                         =====

The Accompanying Notes are an Integral Part of the Financial Statements.

THE EUROPEAN EQUITY PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES (UNAUDITED)
MAY 31, 2000
--------------------------------------------------------------------------------

ASSETS
Investments at Value (Cost $18,031,724 )                        $22,370,078
Foreign Currency at Value (Cost $1,201,017 )                      1,199,177
Receivable for Investments Sold                                      52,850
Unrealized Appreciation of Forward Foreign Currency
  Contracts                                                          87,794
Variation Margin Receivable                                          37,271
Dividends Receivable                                                 33,704
Foreign Tax Reclaim Receivable                                       18,365
Receivable for Expense Reimbursement                                  7,964
Interest Receivable                                                   2,768
Prepaid Trustees' Fees                                                   31
Prepaid Expenses and Other Assets                                       281
                                                                -----------
    Total Assets                                                 23,810,283
                                                                -----------
LIABILITIES
Payable to Custodian                                                350,003
Payable for Investments Purchased                                    87,267
Unrealized Depreciation of Forward Foreign Currency
  Contracts                                                          77,483
Advisory Fee Payable                                                 13,299
Administrative Services Fee Payable                                     499
Administration Fee Payable                                               22
Fund Services Fee Payable                                                21
Accrued Expenses                                                     48,874
                                                                -----------
    Total Liabilities                                               577,468
                                                                -----------
NET ASSETS
Applicable to Investors' Beneficial Interests                   $23,232,815
                                                                ===========

The Accompanying Notes are an Integral Part of the Financial Statements.

THE EUROPEAN EQUITY PORTFOLIO
STATEMENT OF OPERATIONS (UNAUDITED)
FOR THE SIX MONTHS ENDED MAY 31, 2000
--------------------------------------------------------------------------------

INVESTMENT INCOME
Dividend Income (Net of Foreign Withholding Tax of $37,154)                  $245,714
Interest Income                                                                21,330
                                                                             --------
    Investment Income                                                         267,044
EXPENSES
Advisory Fee                                                    $  86,177
Custodian Fees and Expenses                                        50,199
Professional Fees and Expenses                                     25,033
Administrative Services Fee                                         3,246
Amortization of Organization Expense                                1,394
Fund Services Fee                                                     224
Trustees' Fees and Expenses                                           120
Administration Fee                                                    104
Miscellaneous                                                       4,623
                                                                ---------
    Total Expenses                                                171,120
Less: Reimbursement of Expenses                                   (37,683)
                                                                ---------
NET EXPENSES                                                                  133,437
                                                                             --------
NET INVESTMENT INCOME                                                         133,607
NET REALIZED GAIN (LOSS) ON
  Investments                                                     702,102
  Futures Contracts                                              (127,976)
  Foreign Currency Transactions                                  (113,535)
                                                                ---------
    Net Realized Gain                                                         460,591
NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF
  Investments                                                      (4,265)
  Futures Contracts                                                38,969
  Foreign Currency Contracts and Translations                      43,982
                                                                ---------
    Net Change in Unrealized Appreciation                                      78,686
                                                                             --------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                         $672,884
                                                                             ========

The Accompanying Notes are an Integral Part of the Financial Statements.

THE EUROPEAN EQUITY PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                FOR THE SIX
                                                                MONTHS ENDED     FOR THE FISCAL
                                                                MAY 31, 2000       YEAR ENDED
                                                                (UNAUDITED)     NOVEMBER 30, 1999
                                                                ------------    -----------------
DECREASE IN NET ASSETS
FROM OPERATIONS
Net Investment Income                                           $    133,607      $    222,515
Net Realized Gain on Investments                                     460,591           440,485
Net Change in Unrealized Appreciation of Investments                  78,686         2,408,676
                                                                ------------      ------------
    Net Increase in Net Assets Resulting from Operations             672,884         3,071,676
                                                                ------------      ------------
TRANSACTIONS IN INVESTORS' BENEFICIAL INTERESTS
Contributions                                                     22,872,546        14,558,410
Withdrawals                                                      (25,742,472)      (19,480,002)
                                                                ------------      ------------
    Net Decrease from Investors' Transactions                     (2,869,926)       (4,921,592)
                                                                ------------      ------------
    Total Decrease in Net Assets                                  (2,197,042)       (1,849,916)
NET ASSETS
Beginning of Period                                               25,429,857        27,279,773
                                                                ------------      ------------
End of Period                                                   $ 23,232,815      $ 25,429,857
                                                                ============      ============

--------------------------------------------------------------------------------
SUPPLEMENTARY DATA
--------------------------------------------------------------------------------

                                                                                          FOR THE FISCAL         FOR THE PERIOD
                             FOR THE                                                        YEAR ENDED           MARCH 28, 1995
                         SIX MONTHS ENDED     FOR THE FISCAL       FOR THE ELEVEN          DECEMBER 31,         (COMMENCEMENT OF
                           MAY 31, 2000         YEAR ENDED          MONTHS ENDED       --------------------    OPERATIONS) THROUGH
                           (UNAUDITED)       NOVEMBER 30, 1999    NOVEMBER 30, 1998      1997        1996       DECEMBER 31, 1995
                         ----------------    -----------------    -----------------    --------    --------    -------------------
RATIOS TO AVERAGE NET
  ASSETS
  Net Expenses                   1.00%(a)          1.00%                0.87%(a)         0.88%       0.84%               0.90%(a)
  Net Investment
    Income                       1.01%(a)          0.89%                1.17%(a)         1.47%       1.65%               1.67%(a)
  Expenses without
    Reimbursement                1.28%(a)          1.59%                1.11%(a)         0.89%       0.84%               0.90%(a)
Portfolio Turnover                 47%(b)            68%                  99%(b)           65%         57%                 36%(b)

------------------------
(a) Annualized.

(b) Not Annualized.

The Accompanying Notes are an Integral Part of the Financial Statements.

THE EUROPEAN EQUITY PORTFOLIO
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
MAY 31, 2000
--------------------------------------------------------------------------------

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The European Equity Portfolio (the "portfolio") is one of five subtrusts (portfolios) comprising The Series Portfolio (the "series portfolio"). The series portfolio is registered under the Investment Company Act of 1940, as amended, as a no-load open-end management investment company which was organized as a trust under the laws of the State of New York on June 24, 1994. The portfolio's investment objective is to provide a high total return from a portfolio of equity securities of European companies. The portfolio commenced operations on March 28, 1995. The Declaration of the Trust permits the trustees to issue an unlimited number of beneficial interests in the portfolio.

The portfolio may have elements of risk not typically associated with investments in the United States due to concentrated investments in a limited number of countries or regions which may vary throughout the year. Such concentrations may subject the portfolio to additional risks resulting from political or economic conditions in such countries or regions and the possible imposition of adverse governmental laws or currency exchange restrictions affecting such countries or regions which could cause the securities and their markets to be less liquid and prices more volatile than those comparable to the United States. The ability of the issuers of debt securities held by the portfolio to meet their obligations may be affected by economic and political developments in a specific industry or region.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual amounts could differ from those estimates. The following is a summary of the significant accounting policies of the portfolio:

   a) The portfolio values securities that are listed on an exchange using prices supplied daily by an independent pricing service that are based on the last traded price on a national securities exchange or in the absence of recorded trades, at the readily available mean of the bid and asked prices on such exchange, if such exchange or market constitutes the broadest and most representative market for the security. Securities listed on a foreign exchange are valued at the last traded price or, in the absence of recorded trades, at the readily available mean of the bid and asked prices on such exchange available before the time when net assets are valued. Independent pricing service procedures may also include the use of prices based on yields or prices of securities of comparable quality, coupon, maturity and type, indications as to values from dealers, operating data, and general market conditions. Unlisted securities are valued at the average of the quoted bid and asked prices in the over-the-counter market provided by a principal market maker or dealer. If prices are not supplied by the portfolio's/fund's independent pricing service or principal market maker or dealer, such securities are priced using fair values in accordance with procedures adopted by the portfolio's Trustees. All short-term securities with a remaining maturity of sixty days or less are valued using the amortized cost method.

      Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days on which the domestic market is closed. If events materially affecting the value of foreign securities occur between the time when the

THE EUROPEAN EQUITY PORTFOLIO
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
MAY 31, 2000
--------------------------------------------------------------------------------
      exchange on which they are traded closes and the time when the portfolio's net assets are calculated, such securities will be valued at fair value in accordance with procedures established by and under the general supervision of the portfolio's trustees.

   b) The books and records of the portfolio are maintained in U.S. dollars. The market value of investment securities, other assets and liabilities and foreign currency contracts are translated at the prevailing exchange rates at the end of the period. Purchases, sales, income and expenses are translated at the exchange rates prevailing on the respective dates of such transactions. Translation gains and losses resulting from changes in exchange rates during the reporting period and gains and losses realized upon settlement of foreign currency transactions are reported in the Statement of Operations. Although the net assets of the portfolio are presented at the exchange rates and market values prevailing at the end of the period, the portfolio does not isolate the portion of the results of operations arising as a result of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities during the period.

   c) Securities transactions are recorded on a trade date basis. Dividend income is recorded on the ex-dividend date or as of the time that the relevant ex-dividend date and amount become known. Interest income, which includes the amortization of premiums and discounts, if any, is recorded on an accrual basis. For financial and tax reporting purposes, realized gains and losses are determined on the basis of specific lot identification.

   d) Expenses incurred by the series portfolio with respect to any two or more portfolios in the series portfolio are allocated in proportion to the net assets of each portfolio in the series portfolio, except where allocations of direct expenses to each portfolio can otherwise be made fairly. Expenses directly attributable to a portfolio are charged to that portfolio.

   e) The portfolio may enter into forward and spot foreign currency contracts to protect securities and related receivables and payables against fluctuations in future foreign currency rates and to enhance returns. A forward contract is an agreement to buy or sell currencies of different countries on a specified future date at a specified rate. Risks associated with such contracts include the movement in the value of the foreign currency relative to the U.S. dollar and the ability of the counterparty to perform.

      The market value of the contract will fluctuate with changes in currency exchange rates. Contracts are valued daily at the current foreign exchange rates and the change in the market value is recorded by the portfolio as unrealized appreciation or depreciation of forward and spot foreign currency translations.

   f) A futures contract is an agreement to purchase/sell a specified quantity of an underlying instrument at a specified future date or to make/receive a cash payment based on the value of a securities index. The price at which the purchase and sale will take place is fixed when the portfolio enters into the contract. Upon entering into such a contract, the portfolio is required to pledge to the broker an amount of cash and/or liquid securities equal to the minimum "initial margin" requirements of the exchange. Pursuant to the contract, the portfolio agrees to receive from, or pay to, the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margin" and are recorded by the portfolio as unrealized gains or losses. When the contract is closed, the portfolio records a realized gain or loss equal to the difference between the value of the contract at the

THE EUROPEAN EQUITY PORTFOLIO
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
MAY 31, 2000
--------------------------------------------------------------------------------
      time it was opened and the value at the time when it was closed. The portfolio invests in futures contracts for the purpose of hedging its existing portfolio securities, or securities the portfolio intends to purchase, against fluctuations in value caused by changes in prevailing market interest rates or securities movements. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets, and the possible inability of counterparties to meet the terms of their contracts.

   g) The portfolio intends to be treated as a partnership for federal income tax purposes. As such, each investor in the portfolio will be taxed on its share of the portfolio's ordinary income and capital gains. It is intended that the portfolio's assets will be managed in such a way that an investor in the portfolio will be able to satisfy the requirements of Subchapter M of the Internal Revenue Code. The portfolio earns foreign income which may be subject to foreign withholding taxes at various rates.

2. TRANSACTIONS WITH AFFILIATES

   a) The portfolio has an Investment Advisory Agreement with J.P. Morgan Investment Management Inc. ("JPMIM"), an affiliate of Morgan Guaranty Trust Company of New York ("Morgan") and wholly-owned subsidiary of J.P. Morgan & Co. Incorporated ("J.P. Morgan"). Under the terms of the agreement, the portfolio pays JPMIM at an annual rate of 0.65% of the portfolio's average daily net assets. For the six months ended May 31, 2000 such fees amounted to $86,177.

   b) The portfolio has retained Funds Distributor, Inc. ("FDI"), a registered broker-dealer, to serve as the co-administrator and exclusive placement agent. Under a Co-Administration Agreement between FDI and the portfolio, FDI provides administrative services necessary for the operations of the portfolio, furnishes office space and facilities required for conducting the business of the portfolio and pays the compensation of the officers affiliated with FDI. The portfolio has agreed to pay FDI fees equal to its allocable share of an annual complex-wide charge of $425,000 plus FDI's out-of-pocket expenses. The amount allocable to the portfolio is based on the ratio of the portfolio's net assets to the aggregate net assets of the portfolio and certain other investment companies subject to similar agreements with FDI. For the six months ended May 31, 2000, the fee for these services amounted to $104.

   c) The portfolio has an Administrative Services Agreement (the "Services Agreement") with Morgan under which Morgan is responsible for certain aspects of the administration and operation of the portfolio. Under the Services Agreement, the portfolio has agreed to pay Morgan a fee equal to its allocable share of an annual complex-wide charge. This charge is calculated based on the aggregate average daily net assets of the portfolio and certain other portfolios for which JPMIM acts as investment advisor (the "master portfolios") and J.P. Morgan Series Trust in accordance with the following annual schedule: 0.09% on the first
      $7 billion of their aggregate average daily net assets and 0.04% of their aggregate average daily net assets in excess of $7 billion less the complex-wide fees payable to FDI. The portion of this charge payable by the portfolio is determined by the proportionate share its net assets bear to the net assets of the master portfolios, other investors in the master portfolios for which Morgan provides similar services, and J.P. Morgan Series Trust. For the six months ended May 31, 2000, the fee for these services amounted to $3,246.

THE EUROPEAN EQUITY PORTFOLIO
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
MAY 31, 2000
--------------------------------------------------------------------------------

      In addition, Morgan has agreed to reimburse the portfolio to the extent necessary to maintain the total operating expenses of the portfolio at no more than 1.00% of the average daily net assets of the portfolio through February 28, 2001. For the six months ended May 31, 2000, Morgan has agreed to reimburse the portfolio $35,224 for expenses under this agreement.

   d) The portfolio has a Fund Services Agreement with Pierpont Group, Inc. ("Group") to assist the trustees in exercising their overall supervisory responsibilities for the portfolio's affairs. The trustees of the portfolio represent all the existing shareholders of Group. The portfolio's allocated portion of Group's costs in performing its services amounted to $224 for the six months ended May 31, 2000.

   e) An aggregate annual fee of $75,000 is paid to each trustee for serving as a trustee of the J.P. Morgan Funds, the J.P. Morgan Institutional Funds, the master portfolios and J.P. Morgan Series Trust. The Trustees' Fees and Expenses shown in the financial statements represents the portfolio's allocated portion of the total fees and expenses. The portfolio's Chairman and Chief Executive Officer also serves as Chairman of Group and receives compensation and employee benefits from Group in his role as Group's Chairman. The allocated portion of such compensation and benefits included in the Fund Services Fee shown in the financial statements was $100.

3. INVESTMENT TRANSACTIONS

Investment transactions (excluding short-term investments) for the six months ended May 31, 2000 were as follows:

               COST OF            PROCEEDS
               PURCHASES         FROM SALES
               ---------         -----------
               $11,514,687       $13,878,737

Open futures contracts at May 31, 2000 are summarized as follows:

                                                                   NET UNREALIZED  CURRENT MARKET VALUE
                                                   CONTRACTS LONG   APPRECIATION       OF CONTRACTS
                                                   --------------  --------------  --------------------
DJ Euro Stoxx 50, expiring June 2000.............             10   $      17,559   $           482,612
FTSE 100 Index, expiring June 2000...............             10          28,376               951,794
                                                   -------------   -------------   -------------------
Totals...........................................             20   $      45,935   $         1,434,406
                                                   =============   =============   ===================

THE EUROPEAN EQUITY PORTFOLIO
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
MAY 31, 2000
--------------------------------------------------------------------------------

At May 31, 2000 the portfolio had open forward currency contracts as follows:

                                                                U.S. DOLLAR  NET UNREALIZED
                                                   CONTRACTUAL   VALUE AT    APPRECIATION/
                                                      VALUE       5/31/00    (DEPRECIATION)
                                                   -----------  -----------  --------------
PURCHASE CONTRACTS
Danish Krone 1,929,685, expiring 8/24/2000.......  $  233,618   $  240,883   $       7,265
Euro 2,682,845, expiring 8/24/2000...............   2,435,197    2,502,652          67,455
Euro 233,000 for CHF 362,187.....................     215,559      217,351           1,792
Norwegian Krone 765,027, expiring 8/24/2000......      84,069       85,447           1,378
Pound Sterling 684,158, expiring 8/24/2000.......   1,018,082    1,024,348           6,266

                                                   SETTLEMENT
                                                     VALUE
                                                   ----------
SALES CONTRACTS
Danish Krone 1,929,685, expiring 8/24/2000.......     234,413     240,883          (6,470)
Euro 2,375,644, expiring 8/24/2000...............   2,161,069   2,216,084         (55,015)
Pound Sterling 684,158, expiring 8/24/2000.......   1,018,487   1,024,349          (5,862)
Swedish Krona 847,341, expiring 8/24/2000........      92,890      94,664          (1,774)
Swiss Franc 451,696, expiring 8/24/2000..........     264,108     268,832          (4,724)
                                                                            -------------
Net Unrealized Appreciation on Forward Foreign
 Currency Contracts..............................                           $      10,311
                                                                            =============

4. CREDIT AGREEMENT

The portfolio is party to a revolving line of credit agreement as discussed more fully in Note 4 of the fund's Notes to the Financial Statements which are included elsewhere in this report.

J.P. MORGAN FUNDS
   PRIME MONEY MARKET FUND
   TREASURY MONEY MARKET FUND
   FEDERAL MONEY MARKET FUND
   TAX EXEMPT MONEY MARKET FUND
   TAX AWARE ENHANCED INCOME FUND:
      SELECT SHARES
   SHORT TERM BOND FUND
   BOND FUND
   GLOBAL STRATEGIC INCOME FUND
   TAX EXEMPT BOND FUND
   CALIFORNIA BOND FUND: SELECT SHARES
   NEW YORK TAX EXEMPT BOND FUND
   DIVERSIFIED FUND
   DISCIPLINED EQUITY FUND
   U.S. EQUITY FUND
   U.S. SMALL COMPANY FUND
   U.S. SMALL COMPANY OPPORTUNITIES FUND
   TAX AWARE U.S. EQUITY FUND:
      SELECT SHARES
   EMERGING MARKETS EQUITY FUND
   EUROPEAN EQUITY FUND
   INTERNATIONAL EQUITY FUND
   INTERNATIONAL OPPORTUNITIES FUND
   GLOBAL 50 FUND: SELECT SHARES

FOR MORE INFORMATION ON THE J.P. MORGAN FUNDS, CALL J.P. MORGAN FUNDS SERVICES AT (800)521-5411.
IMSAR232

J.P. Morgan European Equity Fund

SEMIANNUAL REPORT
MAY 31, 2000